REVENUE, SEGMENT INFORMATION	12 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
REVENUE, SEGMENT INFORMATION

13. REVENUE, SEGMENT INFORMATION

The Company follows FASB ASC Topic 280, Segment Reporting, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance. Reportable operating segments include components of an entity about which separate financial information is available and which operating results are regularly reviewed by the chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess each operating segment’s performance. The Company has primarily engaged in one segment which is the provision of (i) soil and rock transportation services, (ii) diesel oil trading and (iii) miscellaneous construction works, including ELS work and all the income is earned in Hong Kong. No revenues were derived from the trading of diesel oil in 2024 and 2025. Much of the information provided in these consolidated financial statements is similar to, or the same as, that reviewed on a regular basis by the Company’s CODM. As a result, the Company operates and manages its business as a single operating segment. For the years ended March 31, 2025, 2024 and 2023, revenue and assets within Hong Kong contributed over 90% of the Company’s total revenue and assets.

The following table presents revenue by major revenue type for the years ended March 31, 2025, 2024 and 2023, respectively:

	Year ended March 31,
	2023	2024	2025
	USD	USD	USD

Soil and rock transportation	9,858,453	8,436,223	10,668,170
Diesel oil trading	729,930	-	-
Miscellaneous construction works	554,755	5,028,207	8,607,503
Total	11,143,138	13,464,430	19,275,673

The following table presents cost by major revenue type for the years ended March 31, 2025, 2024 and 2023, respectively:

	Year ended March 31,
	2023	2024	2025
	USD	USD	USD

Soil and rock transportation	7,794,151	6,888,147	9,897,110
Diesel oil trading	692,538	-	-
Miscellaneous construction works	478,402	3,807,679	7,698,898
Total	8,965,091	10,695,826	17,596,008

As of March 31, 2025, 2024 and 2023, the aggregate amount of the transaction price allocated to remaining performance obligations related to construction contracts that are unsatisfied or partially unsatisfied was approximately to US$5.7 million, US$5.8 million and US$4 million, respectively. Given the profile of contract terms, substantially all of the remaining performance obligation is expected to be recognized as revenue over the next year. As a practical expedient, we do not include contracts that have an original duration of one year or less. Furthermore, the Company uses the practical expedient in ASC 606-10-50-14(a) which states the Company is not required to disclose the transaction price allocated to remaining performance obligations if the variable consideration is allocated entirely to an unsatisfied performance obligation.